FEDERATED INSURANCE SERIES

FEDERATED INTERNATIONAL EQUITY FUND II
FEDERATED INTERNATIONAL SMALL COMPANY FUND II



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Supplement to the Prospectuses dated April 30, 2003

Under the heading entitled "Who Manages the Fund?" please delete the first paragraph and replace it with the following:


     The Board of Trustees governs the Fund. The Board selects and oversees the Adviser, Federated Global Investment Management Corp. The Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser's address is 175 Water Street, New York, NY 10038-4965.







                                                      August 15, 2003



Cusip 313916850
Cusip 313916603
28713 (8/03)










Federated Total Return Bond Fund II
(Portfolio of Federated Insurance Series)
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Supplement to Prospectuses dated April 30, 2003


Under the heading "What are the main risks of investing in the Fund?" please add the following:

     Leverage Risk. Leverage risk is created when an investment exposes the Fund to alevel of risk that exceeds the amount invested.



Under the heading entitled "What are the Fund's Investment Strategies?"
please add the following before the sub-heading entitled "Temporary Defensive Investments":

The Fund may enter into derivative contracts as hedging transactions as more fully described in the next paragraph. The Fund may also use derivative contracts to implement its overall investment strategies in a more cost effective or efficient manner. For example, the Fund may purchase derivative contracts rather than an individual debt securities in order to gain exposure to a particular fixed income sector.


HEDGING TRANSACTIONS

Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund's ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that: (1) hedge only a portion of its portfolio; (2) use derivative contracts that cover a narrow range of circumstances; or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not completely eliminate risk even if they work as intended. In addition, hedging strategies are not always successful and could result in increased expenses and losses to the Fund.


ASSET COVERAGE

In order to secure its obligations in connection with derivatives contracts, the Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts.

Please add the following under the section titled "WHAT ARE THE PRINCIPAL SECURITIES IN WHICH THE FUND INVESTS?":

DERIVATIVE CONTRACTS


Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, commodities, financial indices or other assets or instruments. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset or instrument. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset or instrument. The other party to a derivative contract is referred to as a counterparty.


Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset or instrument, derivative contracts may increase or decrease the Fund's exposure to interest rate and currency risks, and may also expose the fund to liquidity and leverage risks. OTC contracts generally carry greater liquidity risk than exchange-traded contracts and also expose the Fund to credit risks in the event that a counterparty defaults on the OTC contract.

Please add the following under the section titled "WHAT ARE THE SPECIFIC RISKS OF INVESTING IN THE FUND?":

LEVERAGE RISKS

Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.



                                                      August 15, 2003



Cusip 313916868

28750 (8/03)